SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                  July 29, 2003

                            PHASE III MEDICAL, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                  0-10909                                    22-2343568
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           Commission File Number                           IRS Employer
                                                         Identification No.

330 SOUTH SERVICE ROAD, SUITE 120, Melville, New York           11747
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     (Address of principal executive offices)                 (Zip Code)

                                  631-574-4955
                                  ------------
                          Registrant's Telephone Number

                           CORNICHE GROUP INCORPORATED
                           ---------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      Phase III Medical, Inc. (formerly Corniche Group Incorporated) (the "Company") issued the press release annexed hereto announcing its new stock symbols reflecting its new corporate name.

                                    * * * * *

This Report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent management's judgment regarding future events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct and you should be aware that actual results could differ materially from those contained in the forward-looking statements due to a number of factors. These factors include the risk that the Company will be unable to raise capital, to enter successfully or exploit opportunities in the biotech or medical business, to have appropriate personnel, or the risks inherent in any new business venture or those detailed in the Company's other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise the information contained in this Report whether as a result of new information, future events or circumstances or otherwise.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1      Press Release


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PHASE III MEDICAL, INC.

                                                     By: /s/ Mark Weinreb
                                                         -----------------------
                                                         Mark Weinreb
                                                         President

      Dated: July 29, 2003


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